UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2007

DANAHER CORPORATION

Delaware	001-08089	59-1995548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C. 20006-1813

(Address of principal executive offices) (Zip Code)

(202) 828-0850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 14, 2007, Danaher Corporation (“Danaher” or the “Company”) and Raven Acquisition Corp., an indirect wholly owned subsidiary of Parent (the “Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tektronix, Inc. (“Tektronix”). Subject to the terms and conditions of the Merger Agreement, the Purchaser will commence a tender offer (the “Offer”) to purchase all of Tektronix’s outstanding shares of common stock (the “Common Stock”), including the associated preferred share purchase rights (the “Rights”), issued pursuant to the Rights Agreement, dated as of June 21, 2000 between Tektronix and ChaseMellon Shareholder Services, L.L.C. (such Common Stock, together with the associated Rights, the “Tektronix Shares”), at a purchase price of $38.00 per share in cash (the “Offer Price”). Upon successful completion of the Offer, the Purchaser will be merged with and into Tektronix (the “Merger”), with each outstanding Tektronix Share being converted into the right to receive the Offer Price in cash. Tektronix will survive the Merger as an indirect wholly owned subsidiary of Parent.

The obligation to accept for payment and pay for Tektronix Shares tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding Tektronix Shares, on a fully diluted basis (excluding shares issuable under Tektronix’s outstanding Convertible Notes), (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and material applicable foreign statutes and regulations, (4) the accuracy of the representations of Tektronix in the Merger Agreement, (5) compliance by Tektronix with its covenants in the Merger Agreement and (6) the absence of a material adverse effect on Tektronix.

In the Merger Agreement, Tektronix granted to the Purchaser an irrevocable option (the “Top-Up Option”) to purchase, at a per share price equal to the Offer Price, Tektronix Shares equal to the number of Tektronix Shares that, when added to the number of Tektronix Shares owned by Danaher and the Purchaser immediately following consummation of the Offer, equals one share more than 90% of the Tektronix Shares then outstanding. Pursuant to the Top-Up Option, Tektronix would only be required to issue up to that number of Tektronix Shares that would not require a vote of Tektronix’s shareholders to authorize additional shares of capital stock under the Articles of Incorporation of Tektronix up to a maximum of 19.90% of outstanding Tektronix Shares.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.01 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Danaher, the Purchaser or Tektronix. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Tektronix to Danaher and the Purchaser in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Danaher and the Purchaser, on the one hand, and Tektronix, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be viewed as characterizations of the actual state of facts about Danaher, the Purchaser or Tektronix.

Danaher and Tektronix issued a joint press release on October 15, 2007 announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.01 to this report and is incorporated in this report by reference.

Important Information

THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. AT THE TIME THE TENDER OFFER IS COMMENCED, DANAHER AND THE PURCHASER INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORMS OF LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND TEKTRONIX INTENDS TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. DANAHER, THE PURCHASER AND TEKTRONIX INTEND TO MAIL THESE DOCUMENTS TO TEKTRONIX SHAREHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND TEKTRONIX SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO TEKTRONIX SHAREHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE AT HTTP://WWW.DANAHER.COM AND ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Forward-Looking Statements

This filing contains forward-looking statements as defined by the federal securities laws which are based on Danaher’s current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. Danaher undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.01	Agreement and Plan of Merger, dated as of October 14, 2007, among Danaher Corporation, Raven Acquisition Corp. and Tektronix *

99.01	Joint press release, dated October 15, 2007, issued by Danaher Corporation and Tektronix regarding execution of the Agreement and Plan of Merger (incorporated by reference from Danaher’s Form 8-K filed on October 15, 2007)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Danaher undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION
(Registrant)

Date: October 15, 2007	By:	/s/ Daniel L. Comas
	Name:	Daniel L. Comas
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.01	Agreement and Plan of Merger, dated as of October 14, 2007, among Danaher Corporation, Raven Acquisition Corp. and Tektronix *

99.01	Joint press release, dated October 15, 2007, issued by Danaher Corporation and Tektronix regarding execution of the Agreement and Plan of Merger (incorporated by reference from Danaher’s Form 8-K filed on October 15, 2007)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Danaher undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.